-------------------------------------------------------------------------------


                            CALENERGY COMPANY, INC.,
                                   as Issuer

                                       to

                       IBJ SCHRODER BANK & TRUST COMPANY,
                                   as Trustee


                           -------------------------

                         Second Supplemental Indenture

                         Dated as of September 22, 1998

                           -------------------------


                                 $1,400,000,000

                                       of

                          6.96% Senior Notes due 2003
                          7.23% Senior Notes due 2005
                          7.52% Senior Notes due 2008
                          8.48% Senior Bonds due 2028


-------------------------------------------------------------------------------

                  THE SECOND SUPPLEMENTAL INDENTURE, dated as of September 22, 1998 (the "Supplemental Indenture"), between CalEnergy Company, Inc., a corporation duly organized and existing under the laws of the State of Dela ware (herein called the "Company"), having its principal office at 302 South Thirty- Sixth Street, Suite 400, Omaha, Nebraska 68131, and IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

                  The Company entered into an Indenture dated as of October 15, 1997 with the Trustee, as supplemented by the First Supplemental Indenture dated as of October 28, 1997 (the "Indenture"), to provide for the issuance from time to time of its unsecured senior debt securities (hereinafter called the "Debt Securities"), to be issued in one or more series as provided in the Indenture.

                  The Company proposes to issue four new separate series of Debt Securities designated its 6.96% Senior Notes due 2003 (the "2003 Notes"), 7.23% Senior Notes due 2005 (the "2005 Notes"), 7.52% Senior Notes due 2008 (the "2008 Notes") and 8.48% Senior Bonds due 2028 (the "Bonds" and, together with the 2003 Notes, the 2005 Notes and the 2008 Notes, the "Securities").

                  Sections 201 and 301 of the Indenture provide for the form of and various other matters with respect to any series of Debt Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

                  Section 901(8) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, may, and subject to Section 903 of the Indenture, the Trustee, at any time and from time to time, shall, enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, to establish the form or terms of Debt Securities of any series as permitted by Sections 201 and 301 thereof.

                  All the conditions and requirements necessary to make this Supple mental Indenture, when duly executed and delivered, a valid and binding agreement of the Company in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

                       NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of each series of the Securities, as follows:

                                  ARTICLE ONE

                       RELATION TO INDENTURE; DEFINITIONS

                  SECTION 1.1.  Relation to Indenture.

                  This Supplemental Indenture constitutes an integral part of the Indenture.

                  SECTION 1.2.  Definitions.

                  For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

                  (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

                  (2) All references herein to Articles and Sections, unless other wise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

                  "Consolidated Net Tangible Assets" means, as of the date of any determination thereof, the total amount of all assets of the Company determined on a consolidated basis in accordance with GAAP as of such date less the sum of (a) the consolidated current liabilities of the Company determined in accordance with GAAP and (b) assets properly classified as Intangible Assets.

                  "Indebtedness" means any indebtedness for money borrowed which is incurred, issued, assumed or guaranteed by the Company.

                  "Intangible Assets" means, as of the date of determination thereof, all assets of the Company properly classified as intangible assets determined on a consolidated basis in accordance with GAAP.

                  "Rating Event Date" means the first date upon which the Securities are rated Baa3 or better by Moody's Investors Service, Inc., BBB- or better by Standard & Poor's Corporation and BBB- or better by Duff & Phelps Credit Rating Co. (or, in any case, if such person ceases to rate the Securities for reasons outside the control of the Company, the equivalent investment grade credit rating from any other "nationally recognized statistical rating organization" (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company as a replacement rating agency).

                                  ARTICLE TWO

                            THE SERIES OF SECURITIES

                  SECTION 2.1.  Title of the Debt Securities.

                  There shall be four new separate series of Debt Securities designated its 6.96% Senior Notes due 2003, 7.23% Senior Notes due 2005, 7.52% Senior Notes due 2008 and 8.48% Senior Bonds due 2028.

                  SECTION 2.2.  Limitation on Aggregate Principal Amount.

                  (a) The aggregate principal amount of the four new separate series of the Debt Securities authorized by this Supplemental Indenture shall be limited to $1,400,000,000, with the aggregate principal amount of the respective Securities limited to $215,000,000 for the 2003 Notes, $260,000,000 for the 2005 Notes, $450,000,000 for the 2008 Notes and $475,000,000 for the
Bonds, and, except as provided in this Section 2.2, the Company shall not execute and the Trustee shall not authenticate or deliver Securities in excess of such aggregate principal amount.

                  (b) Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Securities, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of Securities under the circumstances contemplated by Sections 307, 308, 309, 906, 1013, 1015 or 1108 of the Indenture.

                  SECTION 2.3. Interest and Interest Rate; Interest on Overdue Amounts.

                  The 2003 Notes will bear interest at the rate of 6.96 % per annum, the 2005 Notes will bear interest at the rate of 7.23% per annum, the 2008 Notes will bear interest at the rate of 7.52% per annum and the Bonds will bear interest at the rate of 8.48% per annum, in each case, from September 22, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on March 15 and September 15 in each year, com mencing March 15, 1999 (each, an "Interest Payment Date"), to the Persons in whose name the Securities are registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, until the principal thereof is paid or duly provided for. Interest on the Securities will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable on any Security which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date and such Defaulted Interest, together with any interest payable on overdue principal, premium or interest, may either be paid to the Person in whose name such Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid on such other specified date determined in accordance with the Indenture.

                  SECTION  2.4   Maturity Date of Securities.

                  The 2003 Notes will mature on September 15, 2003. The 2005 Notes will mature on September 15, 2005. The 2008 Notes will mature on September 15, 2008. The Bonds will mature on September 15, 2028.

                  SECTION 2.5. Elimination of Certain Covenants Upon Rating Event Date.

                  Following the Rating Event Date (and provided no Event of Default or Default shall exist on the Rating Event Date), Section 801 and Sections 1008, 1009, 1010, 1011, 1012, 1014, 1015, 1016, 1018 and 1021 of the
Indenture (collec tively, the "Eliminated Covenants") shall be of no further force and effect and shall cease to apply to the Securities and, in place thereof, the provisions of Sections 2.6 and 2.7 hereof shall apply to the Securities. In the event that, subsequent to the Rating Event Date an Event of Default or a Default shall exist with respect to the Securities or the Securities shall thereafter be rated less than Baa3 by Moody's Inves tors Service, Inc., less than BBB- by Standard & Poor's Corporation and less than BBB- by Duff & Philips Credit Rating Co. (or such other "nationally recognized statistical rating organization" (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) selected by the Company as a replacement rating agency), in each case the Eliminated Covenants shall not be reinstated.

                  SECTION 2.6.  Restrictions on Liens

                  Following the Rating Event Date:

                  (a) So long as any of the Securities are outstanding, the Company shall not pledge, mortgage, hypothecate or permit to exist any mortgage, pledge or other lien upon any property or assets at any time directly owned by the Company to secure any Indebtedness, without making effective provisions whereby the Securities shall be equally and ratably secured with any and all such Indebtedness and with any other Indebtedness similarly entitled to be equally and ratably secured; provided however, that this Section 2.6(a) shall not apply to or prevent the creation or exis tence of: (i) liens existing on the Rating Event Date; (ii) purchase money liens which do not exceed the cost or value of the purchased property or assets; (iii) liens not to exceed 10% of Consolidated Net Tangible Assets; and (iv) liens on property or assets granted in connection with extending, renewing, replacing or refinancing in whole or in part the Indebtedness (including, without limitation, increasing the principal amount of such Indebtedness) secured by liens described in the foregoing clauses (i) through (iii), provided that the liens in connection with any such extension, renewal, replacement or refinancing will be limited to the specific property or assets that was subject to the original lien.

                  (b) In the event that the Company shall propose to pledge, mort gage or hypothecate or permit to exist any pledge, mortgage or other lien upon any property or assets at any time directly owned by it to secure any Indebtedness, other than as permitted by clauses (i) through (iv) of subsection
(a) above, the Company shall give prior written notice thereof to the Trustee and the Company will, prior to or simultaneously with such pledge, mortgage or hypothecation, effectively secure all the Securities equally and ratably with such Indebtedness.

                  (c) The provisions of this Section 2.6 shall not restrict the ability of the Company's Subsidiaries and Affiliates to pledge, mortgage, hypothecate or permit to exist any mortgage, pledge or lien upon their property or assets, in connec tion with project financings or otherwise.

                  SECTION 2.7.  Consolidation, Merger, Sale of Assets

                  Following the Rating Event Date:

                  (a) So long as any of the Securities are outstanding, the Company shall not consolidate with or merge with or into any other Person, or convey, transfer or lease its consolidated properties and assets substantially as an entirety to any Person, or permit any Person to merge into or consolidate with the Company, unless: (i) the Company is the surviving or continuing corporation or the surviving or con tinuing corporation or purchaser or lessee is a corporation incorporated under the laws of the United States of America, one of the States thereof or the District of Columbia or Canada and assumes the Company's obligations under the Securities and under the Indenture and (ii) immediately before and after such transaction, no Event of Default shall have occurred and be continuing.

                  (b) Except for a sale of the consolidated properties and assets of the Company substantially as an entirety pursuant to subsection (a) above, and other than properties or assets required to be sold to conform with laws or governmental regulations, the Company shall not, directly or indirectly, sell or otherwise dispose of any of its consolidated properties or assets (other than short-term, readily marketable investments purchased for cash management purposes with funds not representing the proceeds of other asset sales) if on a pro forma basis, the aggregate net book value of all such sales during the most recent 12-month period would exceed 10% of Consolidated Net Tangible Assets computed as of the end of the most recent quarter preceding such sale; provided, however, that any such sales shall be disregarded for purposes of this 10% limitation if the net proceeds are invested in properties or assets in similar or related lines of business of the Company and its Subsidiaries and, provided further, that the Company may sell or otherwise dispose of consolidated properties and assets in excess of such 10% limitation if the net proceeds from such sales or dispositions, which are not reinvested as provided above, are retained by the Company as cash or Cash Equivalents or used to retire Indebtedness of the Company (other than Indebtedness which is subordinated to the Securities) and its Subsidiaries.

                  SECTION  2.8.  Redemption.

                  The Securities are not subject to any mandatory sinking fund.

                  The Securities are subject to optional redemption by the Company in whole at any time, or in part from time to time, upon notice as provided in the Section 1105 of the Indenture, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus interest accrued on such principal amount through the Redemption Date plus a yield maintenance premium (the "Premium") calculated by the Company with respect to a particular series of Securi ties as of the Redemption Date as follows:

                  (1) the average life of the remaining scheduled payments of principal in respect of outstanding Securities of such series (the "Remaining Average Life") shall be calculated as of the Redemption Date;

                  (2) the yield to maturity shall be calculated as of the Business Day immediately preceding the Redemption Date for the United States Treasury security having an average life equal to the Remaining Average Life and trading in the secondary market at the price closest to par (the "Primary Issue"); provided, however, that if no United States Treasury security has an average life equal to the Remaining Average Life, the yields (the "Other Yields") for the two maturities of United States Treasury securities having average lives most closely corresponding to such Remaining Average Life and trading in the secondary market at the price closest to par shall be calcu lated, and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight-line basis, rounding in each of such relevant periods to the nearest month;

                  (3) the discounted present value of the then remaining scheduled payments of principal and interest (but excluding that portion of any sched uled payment of interest that is actually due and paid on the Redemption Date) in respect of outstanding Securities of such series shall be calculated as of the Redemption Date using a discount factor equal to the sum of (a) the yield to maturity for the Primary Issue, plus (b) (i) 25 basis points for the

         2003 Notes, (ii) 37.5 basis points for the 2005 Notes, (iii) 37.5 basis points for the 2008 Notes or (iv) 50 basis points for the Bonds; and

                  (4) the amount of Premium in respect of Securities to be redeemed shall be an amount equal to (a) the discounted present value of such Securities to be redeemed determined in accordance with clause
         (3) above minus (b) the unpaid principal amount of such Securities; provided, however, that the Premium shall not be less than zero.

                  The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Premium, which Officers' Certificate shall be delivered to the Trustee on or before the Redemption Date.

                  SECTION 2.9.  Global Form.

                  The Securities shall initially be issued in the form of one or more Global Securities as provided in Section 201(a) of the Indenture. The Depositary for the Securities shall be The Depository Trust Company. Except as otherwise pro vided in Sections 201, 307 or 309 of the Indenture, owners of beneficial interests in the Global Security or Securities will not be entitled to receive physical delivery of Certificated Securities.

                  SECTION 2.10.  Form of Securities.

                  The 2003 Notes shall be substantially in the form attached as Exhibit A hereto. The 2005 Notes shall be substantially in the form attached as Exhibit B hereto. The 2008 Notes shall be substantially in the form attached as Exhibit C hereto. The Bonds shall be substantially in the form attached as Exhibit D hereto.

                  SECTION 2.11.  Security Registrar and Paying Agent.

                  The Trustee shall initially serve as Security Registrar and Paying Agent for the Securities.

                  SECTION 2.12.  Place and Method of Payment.

                  Payment of the principal of (and premium, if any) and any interest on the Securities shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which initially shall be the Corporate Trust Office of the Trustee), or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that payment of the principal of (and premium, if any, on) the Securities shall be made only upon presen tation and surrender thereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  SECTION 2.13.  Defeasance.

                   The provisions of Sections 1202 and 1203 of the Indenture relating to defeasance and covenant defeasance shall be applicable to the Securities. The provi sions of Section 1203 of the Indenture shall apply to the covenants set forth in Sections 2.6 and 2.7 of this Supplemental Indenture and to those covenants specified in Section 1203 of the Indenture.

                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

                  SECTION 3.1.  Ratification of Indenture.

                  Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

                  SECTION 3.1.  Governing Law.

                  THIS SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE COM PANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES, AND IRRE VOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORE SAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULL EST EXTENT THAT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY

HOLDER OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MAN NER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURIS DICTION.

                  SECTION 3.2.  Trust Indenture Act.

                  This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

                  SECTION 3.3.  Counterparts.

                  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first written above.


                                            CALENERGY COMPANY, INC.


                                            By:
                                               --------------------------------
                                               Name: Steven A. McArthur
                                               Title: Executive Vice President


                                            IBJ SCHRODER BANK & TRUST COMPANY,
                                              as Trustee


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                                                      EXHIBIT A


                                FORM OF SECURITY


                  THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

                               (FACE OF SECURITY)

                            CALENERGY COMPANY, INC.

                          6.96% Senior Notes due 2003

No. R - _____   $_____________

          CUSIP No. 129466 A J 7

                  CalEnergy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor or Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________ Dollars on September 15, 2003, and to pay interest thereon from their date of issue and thereafter from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 1999, at the rate of 6.96% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, if any, and any such installment of interest, that is overdue shall bear interest at the rate of 6.96% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and, together with any interest payable or overdue principal, premium or interest, may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that payment of the principal of (and premium, if any, on) this Security shall be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           CALENERGY COMPANY, INC.

                                           By:
                                              -------------------------------
                                           Title:
Attest:


-------------------------
Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:

                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as Trustee


                                    By:
                                       ----------------------------------------
                                                 Authorized Signatory

                             (REVERSE OF SECURITY)


                  This Security is one of a duly authorized issue of Debt Securities of the Company designated as its 6.96% Senior Notes due 2003 (herein called the "Securities"), limited in aggregate principal amount of $215,000,000 issued and to be issued under an Indenture, dated as of October 15, 1997, as supplemented by the First Supplemental Indenture dated as of October 28, 1997 and by the Second Supplemental Indenture dated as of September 22, 1998 (as so supplemented, herein called the "Indenture", which term shall have the meaning assigned to it in such in strument), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities do not have the benefit of any sinking fund obligations.

                  The Securities are subject to optional redemption by the Company in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus interest accrued on such principal amount through the Redemption Date plus a Premium calculated as of the Redemption Date, as provided in the Second Supplemental Indenture dated as of September 22, 1998.

                  Upon the occurrence of a Change of Control, the Company shall be required to make an Offer to Purchase all or a specified portion of the Securities at a purchase price in cash equal to 101% of the principal amount thereof on any Pur chase Date plus accrued and unpaid interest, if any, to such Purchase Date. If the Company, any Restricted Subsidiary or any Eligible Joint Venture consummates an Asset Disposition, under certain circumstances, the Company shall be required to make an Offer to Purchase up to all or a specified portion of the Securities at a purchase price in cash equal to 100% of the principal amount thereof on any Pur chase Date, plus accrued and unpaid interest, if any, to such Purchase Date, in an amount equal to any Net Cash Proceeds from such an Asset Disposition that are not used to reinvest in the business of the Company and/or repay in a permanent reduc tion of Debt of the Company or Debt of its Restricted Subsidiaries or Eligible Joint Ventures. Holders of Securities shall receive notice of any such Offer to Purchase from the Company prior to the related Purchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

                  In the event of purchase, pursuant to an Offer to Purchase, of this Security in part only, a new Security or Securities for the portion hereof not pur chased shall be issued in the name of the Holder hereof upon surrender of this Security to the Trustee for cancellation thereof.

                  Following the Rating Event Date (and provided no Event of Default or Default shall exist on the Rating Event Date), substantially all the covenants contained in the Indenture (excluding the covenant relating to the Company's obligation to make an Offer to Purchase Securities upon the occurrence of a Change of Control) will cease to apply to the Securities. In their place, certain other cove nants regarding restrictions on liens and the ability of the Company to merge or consolidate with or into any other Person, or to transfer or lease assets will apply to the Securities.

                  The Indenture contains provisions for defeasance at any time of the entire Debt of the Company with respect to this Security or certain restrictive covenants and Events of Default with respect to this Security, including, without limitation, covenants relating to Offers to Purchase, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. The Default Amount in respect of this Security as of any particular date shall equal 100% of the principal amount of this Security plus accrued and unpaid interest, if any, to such date.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Inden ture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences in each case with respect to the Securities of such series. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any ambiguity or inconsistency, make other changes that shall not adversely affect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceed ings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The forego ing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, manner and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York (which initially shall be the Corporate Trust Office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchange able for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  A director, officer, employee, stockholder or incorporator of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOV ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


---------------------------------------------------------
      (Insert assignee's soc. sec. or tax I.D. no.)


---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
  (Print or type assignee's name, address and zip code)


and irrevocably appoint__________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                                         Your Signature:


                                               --------------------------------
                                               (sign exactly as name appears on
                                               the other side of this Security)

Signature Guarantee:

(Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                       OPTION OF HOLDER TO ELECT PURCHASE


If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to Section 1013 ("Change of Control Offer") or Section 1015 ("Excess Proceeds Offer") of the Indenture, check the applicable boxes:

__      Change of Control Offer:     __    Excess Proceeds Offer:
            in whole  __                       in whole  __
            in part   __                       in part   __

        Amount to be                       Amount to be
        purchased: $                       purchased: $
                    --------                           --------

        Dated:                             Signature:
              ---------------                        --------------------------
                                                     (Sign exactly as your name
                                                     appears on the other side
                                                     of this Security)

Signature
Guarantee:________________________

           (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guaran tee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:________________________

         EXHIBIT B


                                FORM OF SECURITY


                  THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

                               (FACE OF SECURITY)

                            CALENERGY COMPANY, INC.

                          7.23% Senior Notes due 2005

No. R - ____   $_________________

        CUSIP No. 129466 A K 4

                  CalEnergy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor or Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________ Dollars on September 15, 2005, and to pay interest thereon from their date of issue and thereafter from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 1999, at the rate of 7.23% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, if any, and any such installment of interest, that is overdue shall bear interest at the rate of 7.23% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and, together with any interest payable or overdue principal, premium or interest, may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that payment of the principal of (and premium, if any, on) this Security shall be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                     CALENERGY COMPANY, INC.

                                                     By:
                                                        -----------------------
                                                     Title:
Attest:

-------------------------
Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:
      --------------------

                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as Trustee

                                    By:_________________________________________
                                            Authorized Signatory

                             (REVERSE OF SECURITY)


                  This Security is one of a duly authorized issue of Debt Securities of the Company designated as its 7.23% Senior Notes due 2005 (herein called the "Securities"), limited in aggregate principal amount of $260,000,000 issued and to be issued under an Indenture, dated as of October 15, 1997, as supplemented by the First Supplemental Indenture dated as of October 28, 1997 and by the Second Supplemental Indenture dated as of September 22, 1998 (as so supplemented, herein called the "Indenture", which term shall have the meaning assigned to it in such in strument), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities do not have the benefit of any sinking fund obligations.

                  The Securities are subject to optional redemption by the Company in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus interest accrued on such principal amount through the Redemption Date plus a Premium calculated as of the Redemption Date, as provided in the Second Supplemental Indenture dated as of September 22, 1998.

                  Upon the occurrence of a Change of Control, the Company shall be required to make an Offer to Purchase all or a specified portion of the Securities at a purchase price in cash equal to 101% of the principal amount thereof on any Pur chase Date plus accrued and unpaid interest, if any, to such Purchase Date. If the Company, any Restricted Subsidiary or any Eligible Joint Venture consummates an Asset Disposition, under certain circumstances, the Company shall be required to make an Offer to Purchase up to all or a specified portion of the Securities at a purchase price in cash equal to 100% of the principal amount thereof on any Pur chase Date, plus accrued and unpaid interest, if any, to such Purchase Date, in an amount equal to any Net Cash Proceeds from such an Asset Disposition that are not used to reinvest in the business of the Company and/or repay in a permanent reduc tion of Debt of the Company or Debt of its Restricted Subsidiaries or Eligible Joint Ventures. Holders of Securities shall receive notice of any such Offer to Purchase from the Company prior to the related Purchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

                  In the event of purchase, pursuant to an Offer to Purchase, of this Security in part only, a new Security or Securities for the portion hereof not pur chased shall be issued in the name of the Holder hereof upon surrender of this Security to the Trustee for cancellation thereof.

                  Following the Rating Event Date (and provided no Event of Default or Default shall exist on the Rating Event Date), substantially all the covenants contained in the Indenture (excluding the covenant relating to the Company's obligation to make an Offer to Purchase Securities upon the occurrence of a Change of Control) will cease to apply to the Securities. In their place, certain other cove nants regarding restrictions on liens and the ability of the Company to merge or consolidate with or into any other Person, or to transfer or lease assets will apply to the Securities.

                  The Indenture contains provisions for defeasance at any time of the entire Debt of the Company with respect to this Security or certain restrictive covenants and Events of Default with respect to this Security, including, without limitation, covenants relating to Offers to Purchase, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. The Default Amount in respect of this Security as of any particular date shall equal 100% of the principal amount of this Security plus accrued and unpaid interest, if any, to such date.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Inden ture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences in each case with respect to the Securities of such series. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any ambiguity or inconsistency, make other changes that shall not adversely affect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceed ings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The forego ing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, manner and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York (which initially shall be the Corporate Trust Office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchange able for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  A director, officer, employee, stockholder or incorporator of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOV ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                           ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


---------------------------------------------------------
(Insert assignee's soc. sec. or tax I.D. no.)

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint__________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                         Your Signature:
                                              --------------------------------
                                              (sign exactly as name appears on
                                              the other side of this Security)

Signature Guarantee:

(Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                       OPTION OF HOLDER TO ELECT PURCHASE


If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to Section 1013 ("Change of Control Offer") or Section 1015 ("Excess Proceeds Offer") of the Indenture, check the applicable boxes:

__      Change of Control Offer:      __  Excess Proceeds Offer:
            in whole  __                      in whole  __
            in part   __                      in part   __

        Amount to be                      Amount to be
        purchased: $________              purchased:  $________


        Dated:_______________             Signature:________________________
                                                     (Sign exactly as your name
                                                     appears on the other side
                                                     of this Security)

Signature
Guarantee:________________________

           (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guaran tee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:________________________

                                                                      EXHIBIT C


                                FORM OF SECURITY


                  THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

                               (FACE OF SECURITY)

                            CALENERGY COMPANY, INC.

                          7.52% Senior Notes due 2008

No. R - ___  $_________________

         CUSIP No. 129466 A L 2

                  CalEnergy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor or Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________ Dollars on September 15, 2008, and to pay interest thereon from their date of issue and thereafter from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 1999, at the rate of 7.52% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, if any, and any such installment of interest, that is overdue shall bear interest at the rate of 7.52% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and, together with any interest payable or overdue principal, premium or interest, may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that payment of the principal of (and premium, if any, on) this Security shall be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                     CALENERGY COMPANY, INC.

                                                     By:_______________________
                                                     Title:
Attest:

-------------------------
Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:

                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as Trustee

                                    By:_________________________________________
                                            Authorized Signatory

                             (REVERSE OF SECURITY)


                  This Security is one of a duly authorized issue of Debt Securities of the Company designated as its 7.52% Senior Notes due 2008 (herein called the "Securities"), limited in aggregate principal amount of $450,000,000 issued and to be issued under an Indenture, dated as of October 15, 1997, as supplemented by the First Supplemental Indenture dated as of October 28, 1997 and by the Second Supplemental Indenture dated as of September 22, 1998 (as so supplemented, herein called the "Indenture", which term shall have the meaning assigned to it in such in strument), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities do not have the benefit of any sinking fund obligations.

                  The Securities are subject to optional redemption by the Company in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus interest accrued on such principal amount through the Redemption Date plus a Premium calculated as of the Redemption Date, as provided in the Second Supplemental Indenture dated as of September 22, 1998.

                  Upon the occurrence of a Change of Control, the Company shall be required to make an Offer to Purchase all or a specified portion of the Securities at a purchase price in cash equal to 101% of the principal amount thereof on any Pur chase Date plus accrued and unpaid interest, if any, to such Purchase Date. If the Company, any Restricted Subsidiary or any Eligible Joint Venture consummates an Asset Disposition, under certain circumstances, the Company shall be required to make an Offer to Purchase up to all or a specified portion of the Securities at a purchase price in cash equal to 100% of the principal amount thereof on any Pur chase Date, plus accrued and unpaid interest, if any, to such Purchase Date, in an amount equal to any Net Cash Proceeds from such an Asset Disposition that are not used to reinvest in the business of the Company and/or repay in a permanent reduc tion of Debt of the Company or Debt of its Restricted Subsidiaries or Eligible Joint Ventures. Holders of Securities shall receive notice of any such Offer to Purchase from the Company prior to the related Purchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

                  In the event of purchase, pursuant to an Offer to Purchase, of this Security in part only, a new Security or Securities for the portion hereof not pur chased shall be issued in the name of the Holder hereof upon surrender of this Security to the Trustee for cancellation thereof.

                  Following the Rating Event Date (and provided no Event of Default or Default shall exist on the Rating Event Date), substantially all the covenants contained in the Indenture (excluding the covenant relating to the Company's obligation to make an Offer to Purchase Securities upon the occurrence of a Change of Control) will cease to apply to the Securities. In their place, certain other cove nants regarding restrictions on liens and the ability of the Company to merge or consolidate with or into any other Person, or to transfer or lease assets will apply to the Securities.

                  The Indenture contains provisions for defeasance at any time of the entire Debt of the Company with respect to this Security or certain restrictive covenants and Events of Default with respect to this Security, including, without limitation, covenants relating to Offers to Purchase, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. The Default Amount in respect of this Security as of any particular date shall equal 100% of the principal amount of this Security plus accrued and unpaid interest, if any, to such date.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Inden ture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences in each case with respect to the Securities of such series. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any ambiguity or inconsistency, make other changes that shall not adversely affect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceed ings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The forego ing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, manner and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York (which initially shall be the Corporate Trust Office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchange able for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  A director, officer, employee, stockholder or incorporator of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOV ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


---------------------------------------------------------
     (Insert assignee's soc. sec. or tax I.D. no.)

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
     (Print or type assignee's name, address and zip code)


and irrevocably appoint__________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                         Your Signature:
                                              --------------------------------
                                              (sign exactly as name appears on
                                              the other side of this Security)

Signature Guarantee:

(Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                       OPTION OF HOLDER TO ELECT PURCHASE


If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to Section 1013 ("Change of Control Offer") or Section 1015 ("Excess Proceeds Offer") of the Indenture, check the applicable boxes:

__   Change of Control Offer:       __  Excess Proceeds Offer:
         in whole  __                       in whole  __
         in part   __                       in part   __

     Amount to be                          Amount to be
     purchased: $________                  purchased:  $________


     Dated:_______________                 Signature:__________________________
                                                     (Sign exactly as your name
                                                     appears on the other side
                                                     of this Security)

Signature
Guarantee:________________________

           (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guaran tee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:________________________

                                                                      EXHIBIT D


                                FORM OF SECURITY


                  THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

                               (FACE OF SECURITY)

                            CALENERGY COMPANY, INC.

                          8.48% Senior Bonds due 2028

No. R - ___  $_________________________

           CUSIP No. 129466 A M 0

                  CalEnergy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor or Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ____________ Dollars on September 15, 2028, and to pay interest thereon from their date of issue and thereafter from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 1999, at the rate of 8.48% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, if any, and any such installment of interest, that is overdue shall bear interest at the rate of 8.48% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and, together with any interest payable or overdue principal, premium or interest, may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that payment of the principal of (and premium, if any, on) this Security shall be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                     CALENERGY COMPANY, INC.

                                                     By:_______________________
                                                     Title:
Attest:

-------------------------
Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:

                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as Trustee

                                    By:_________________________________________
                                            Authorized Signatory

                             (REVERSE OF SECURITY)


                  This Security is one of a duly authorized issue of Debt Securities of the Company designated as its 8.48% Senior Bonds due 2028 (herein called the "Securities"), limited in aggregate principal amount of $475,000,000 issued and to be issued under an Indenture, dated as of October 15, 1997, as supplemented by the First Supplemental Indenture dated as of October 28, 1997 and by the Second Supplemental Indenture dated as of September 22, 1998 (as so supplemented, herein called the "Indenture", which term shall have the meaning assigned to it in such in strument), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities do not have the benefit of any sinking fund obligations.

                  The Securities are subject to optional redemption by the Company in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus interest accrued on such principal amount through the Redemption Date plus a Premium calculated as of the Redemption Date, as provided in the Second Supplemental Indenture dated as of September 22, 1998.

                  Upon the occurrence of a Change of Control, the Company shall be required to make an Offer to Purchase all or a specified portion of the Securities at a purchase price in cash equal to 101% of the principal amount thereof on any Pur chase Date plus accrued and unpaid interest, if any, to such Purchase Date. If the Company, any Restricted Subsidiary or any Eligible Joint Venture consummates an Asset Disposition, under certain circumstances, the Company shall be required to make an Offer to Purchase up to all or a specified portion of the Securities at a purchase price in cash equal to 100% of the principal amount thereof on any Pur chase Date, plus accrued and unpaid interest, if any, to such Purchase Date, in an amount equal to any Net Cash Proceeds from such an Asset Disposition that are not used to reinvest in the business of the Company and/or repay in a permanent reduc tion of Debt of the Company or Debt of its Restricted Subsidiaries or Eligible Joint Ventures. Holders of Securities shall receive notice of any such Offer to Purchase from the Company prior to the related Purchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

                  In the event of purchase, pursuant to an Offer to Purchase, of this Security in part only, a new Security or Securities for the portion hereof not pur chased shall be issued in the name of the Holder hereof upon surrender of this Security to the Trustee for cancellation thereof.

                  Following the Rating Event Date (and provided no Event of Default or Default shall exist on the Rating Event Date), substantially all the covenants contained in the Indenture (excluding the covenant relating to the Company's obligation to make an Offer to Purchase Securities upon the occurrence of a Change of Control) will cease to apply to the Securities. In their place, certain other cove nants regarding restrictions on liens and the ability of the Company to merge or consolidate with or into any other Person, or to transfer or lease assets will apply to the Securities.

                  The Indenture contains provisions for defeasance at any time of the entire Debt of the Company with respect to this Security or certain restrictive covenants and Events of Default with respect to this Security, including, without limitation, covenants relating to Offers to Purchase, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. The Default Amount in respect of this Security as of any particular date shall equal 100% of the principal amount of this Security plus accrued and unpaid interest, if any, to such date.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Inden ture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences in each case with respect to the Securities of such series. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any ambiguity or inconsistency, make other changes that shall not adversely affect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceed ings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The forego ing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, manner and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York (which initially shall be the Corporate Trust Office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchange able for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  A director, officer, employee, stockholder or incorporator of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOV ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


---------------------------------------------------------
     (Insert assignee's soc. sec. or tax I.D. no.)

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
  (Print or type assignee's name, address and zip code)

and irrevocably appoint__________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                          Your Signature:
                                               -------------------------------
                                               (sign exactly as name appears on
                                               the other side of this Security)

Signature Guarantee:

(Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                 OPTION OF HOLDER TO ELECT PURCHASE


If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to Section 1013 ("Change of Control Offer") or Section 1015 ("Excess Proceeds Offer") of the Indenture, check the applicable boxes:

__  Change of Control Offer:     __  Excess Proceeds Offer:
        in whole  __                          in whole  __
        in part   __                          in part   __

    Amount to be                        Amount to be
    purchased: $________                purchased:  $________


    Dated:_______________               Signature:____________________________
                                                  (Sign exactly as your name
                                                   appears on the other side
                                                   of this Security)

Signature
Guarantee:________________________

           (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guaran tee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:________________________